                                                             ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-65437 for Servus Life Insurance Company Separate Account Two on Form S-6.


                                                    /s/ Arthur Andersen LLP

Hartford, Connecticut
April 7, 2000